EXHIBIT 99.1

Media Contacts:
Jeff Baker	Bill Bartkowski
President and CEO	Partner
Analysts International	MeritViewPartners
Phone: (952) 835-5900	Phone: (612) 605-8616
jpbaker@analysts.com	bartkowski@meritviewpartners.com

Analysts International to Report Q1 Results at High End of Guidance

Company to Release First Quarter 2006 Results and Hold Conference Call Thursday, May 4th

    MINNEAPOLIS, April 19, 2006 — Analysts International (NASDAQ: ANLY) today reported that results for the quarter ended March 31, 2006 will be at the high end of the guidance provided by the Company on its February 23, 2006 conference call.

            Company CEO and President, Jeff Baker, commented, “The results of the quarter affirm that our commitment to returning to sustainable profitability is on track.  These results are due in no small part to the hard work of our employees and managers.”

            The Company will announce its first quarter 2006 results before the market opens on Thursday, May 4, 2006, and hold a conference call to discuss those results at 9:30 am CDT that day.  Participants may access the call by dialing 1-877-241-6895, or 1-973-339-3086 for international participants, and asking for the Analysts International conference call moderated by company CEO and president, Jeff Baker.  The call may also be accessed via the Internet at www.analysts.com, where it will be archived.  Interested parties can also hear a replay of the call from 11:30 pm CDT on May 4, 2006 to 10:59 pm CDT on May 18, 2006, by calling 1-877-519-4471 and using access code 7298981.

About Analysts International
Headquartered in Minneapolis, Analysts International is a diversified IT services company. In business since 1966, the company has sales and customer support offices in the United States and Canada. Lines of business include Full Service Staffing, which provides high demand resources for supporting a client's IT staffing needs; Solutions Services, which provides infrastructure services and business solutions; and Outsourcing Services, which provides onshore and offshore strategic solutions. The company partners with best-in-class IT organizations, allowing access to a wide range of expertise, resources and expansive geographical reach. For more information, visit http://www.analysts.com.

Cautionary Statement for Purposes of the SafeHarbor Provisions of the Private Securities Litigation Reform Act of 1995
This Press Release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions.  Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements.  Such forward-looking statements are based upon current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  Statements made in this Press Release by the Company or Jeffrey P. Baker, President and CEO, regarding:  i) the Company’s expectations as to reported revenue and earnings for the first quarter of fiscal year 2006; ii) returning to and sustaining profitability  are forward looking statements.  These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate.  Therefore, actual outcomes and results may differ materially from what is expressed herein.  In any forward-looking statement in which Analysts expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished.  The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements:  (i) potential accounting adjustments; and (ii) other economic, business, competitive and/or regulatory factors affecting Analysts’ business generally, including those set forth in Analysts’ filings with the SEC, including its Annual Report on Form 10-K for its most recent fiscal year, especially in the Management’s Discussion and Analysis section, its most recent Quarterly Report on Form 10-Q and its Current Reports on Form 8-K.  All forward-looking statements included in this Press Release are based on information available to Analysts on the date of the Press Release.  Analysts undertakes no obligation (and expressly disclaims any such obligation) to update forward-looking statements made in this Press Release to reflect events or circumstances after the date of this Press Release or to update reasons why actual results would differ from those anticipated in such forward-looking statements.

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